UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2015

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

Advantus Short Duration Bond Fund
Investor Class Shares – ABSNX
Institutional Class Shares – VBSIX

Advantus Strategic Dividend Income Fund
Investor Class Shares – ASDNX
Institutional Class Shares – VSDIX

Annual Report

www.advantuscapital.com	August 31, 2015

ADVANTUS FUNDS

September 30, 2015

Advantus Short Duration Bond Fund

Managers:
Thomas Houghton, CFA, David Land, CFA, and Jane Wyatt, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the period beginning December 16, 2014 (the date of the Institutional Class’s inception) and ending August 31, 2015, the Advantus Short Duration Bond Fund’s Institutional Class returned 0.71 percent, outperforming the Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.63 percent. The Fund’s Investor Class performance was -0.27 percent while the Index returned 0.10 percent during the period beginning May 1, 2015 (inception of the Investor Class) through August 31, 2015.

STRATEGY UPDATE

The focus during the Fund’s initial fiscal period was the building-out of the Fund’s investments. During the period we were able to source many corporate bonds and asset-backed securities (ABS) with yields at attractive levels relative to Treasury bonds with similar durations, which contributed to the Fund’s gains.  In particular, in the corporate bond space, the most attractive acquisitions were in the energy, consumer cyclical, utilities and transportation sectors.  We also found attractive securities in the financial sector, primarily in banking, insurance and Real Estate Investment Trusts (REITs), that bolstered the Fund’s performance.  In ABS we built out positions primarily in the auto and equipment loan sectors.  In contrast, our investments in the government agency and local authority sectors hampered the Fund’s performance.

MARKET SECTOR UPDATE

The U.S. economy shook off a sluggish start to 2015 and has continued to diverge from most of the rest of the developed world. It has benefitted from improvements in new hiring, capital investment, and the housing market. Consumers have also benefitted from lower energy prices. Oil prices were one of the big stories over the past year as West Texas Intermediate Crude Oil futures declined from over $90 per barrel in August of last year, bottoming out at $39 per barrel this August before rallying hard to finish at just under $50 per barrel at the end of the reporting period.  The fall in energy prices has caused increased volatility in the credit markets, leading to wider spreads in some of the corporate bonds the Fund holds.  Inflation continues to be low, driven partly by the lower energy prices.

The other big story during the first eight months of 2015 was the continued debate over whether and when the Fed would begin the long-awaited process of tightening its monetary policy. As of August 31, 2015, the market expectations were for the first Fed Funds hike to occur in September at the earliest, but more likely in December.

The U.S. dollar rallied hard until March and stayed strong throughout the period, reflecting the strength of the domestic economy. The strong dollar is also reflecting the divergence in monetary policy throughout the world. While the Fed has been talking about tightening policy, most foreign central banks are in full blown easing mode, doing anything they can to spark their economies and spur inflation.

Reflecting the uncertainty over the Fed’s first tightening move, rates in the short end of the curve were fairly volatile. The yield on the 2-year Treasury note ranged as high as 0.74 percent in late December and as low as 0.41 percent just a few weeks later, before finishing the period just where it started at 0.74 percent.  This volatility in rate moves has not resulted in material performance variances relative to the benchmark; the Fund’s duration has been relatively close to that of its benchmark since inception.

ADVANTUS FUNDS

OUTLOOK

We continue to expect the U.S. economy to improve, but we believe the growth trajectory will still be within the bounds of the post-financial crisis economy, which is closer to 2 percent long term. The age demographic shifts and debt overhang in the U.S. should continue to be headwinds over the next decade. However, in the near-term, employment has stabilized, and the consumer is responding to lower gas prices and the strengthening employment outlook. Housing and commercial real estate markets overall have continued to generate steady gains. Except for still weak inflation, this is the backdrop the Fed is looking for to raise interest rates.

Despite our more rosy view of the economy, we’ve entered a phase of increased volatility in the markets. There are several things we see changing and each of them is likely to add to investor concerns, and may upset an apple cart or two in the market. The Fed is talking about raising rates, the Japanese and European central banks are easing their policies, and the Greek debt crisis is a reminder that Europe’s debt problems have only been delayed and masked by aggressive monetary policy. China’s stock market, after doubling in just 12 months, is in bear market territory, and its economy is starting to show signs of more than just a soft landing. Any one of these factors could be a cause for more volatility. For bonds we will also focus on the signs that we are in the maturing phase of the credit cycle where higher debt levels, particularly in high yield bonds, don’t generally get offset with higher cash flow to afford the debt and leverage ratios to fall.

ADVANTUS FUNDS

September 30, 2015

Advantus Strategic Dividend Income Fund

Managers:
Joseph Betlej, CFA, Lowell Bolken, CFA, and Craig Stapleton, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the 12-month period ending August 31, 2015, the return of the Advantus Strategic Dividend Income Fund’s Institutional Class was -6.42 percent, underperforming its custom benchmark’s more modest loss of 1.94 percent.  Additionally, the return of the Fund’s Investor Class was -4.28 percent while the return of the custom benchmark was -2.94 percent during the period from December 16, 2014 (inception of the Investor Class) through August 31, 2015. For comparison, the S&P 500 Index (dividend adjusted) was up a modest 0.48 percent during the fiscal year ended August 31, 2015.  The Fund’s dividend yield reflected the decline of stock prices, and relative volatility was consistent with expectations.

STRATEGY

Economic conditions, interest rate volatility, and sector fundamentals provided opportunities to shift Fund exposures between its targeted sectors.  As the year progressed, the Fund’s exposure to the REIT sector increased, until we saw the REIT market generate rich valuations relative to their fundamental strength.  At that point, REIT weight in the portfolio was reduced.  While some of these moves helped performance, significant swings in REIT performance caused underperformance due to the relative over- or under-exposure to the sector.  Additionally, exposure to more interest rate sensitive REITs hurt performance in the year.

Master Limited Partnership (MLP) exposure in the Fund grew to a significant overweight versus our custom benchmark early in 2015, before we reduced that exposure on concerns of the impact of energy commodity pricing.  The overweight to MLPs for a significant part of the year hurt performance, yet the selection of the less commodity-exposed midstream MLPs helped results.

The Fund was underweight to utility stocks for most of the year, leading to modest underperformance.  Additionally, selection in renewable generation companies hurt performance as those companies followed the down trend in the energy sector in the second half of the year.  Better returns came from exposure to regulated utility companies.

A bright spot for performance was in the preferred stock allocation.  The Fund’s allocation to preferred stocks started the year at an underweight position, but finished the year at an overweight.  This positioning helped performance during the year, and security selection also added to results.

The Fund remained underweight to fixed income securities (including TIPs), but added corporate bond exposure during the year to reduce overall portfolio volatility.  Additionally, the Fund benefited from the strength of capital availability in the market leading to announced acquisitions of portfolio holdings, including Aviv REIT, Excel Trust, UIL Holdings, and TECO Energy.

MARKET SECTOR UPDATE

Macro forces provided for a rough environment for income-oriented investments.  Interest rates were quite variable during the past year as evidenced by the 10-year U.S. Treasury bond yield showing more than a 100 basis point swing during the period.  Additional uncertainty was created as the Federal Reserve debated whether the

ADVANTUS FUNDS

economy and employment markets were strong enough for them to raise rates.  Slowing global economic growth, and the particular impact of China, is having an effect on the domestic economy.  Oil and other energy commodities saw their prices decline, partially due to the stronger U.S. dollar.

REITs generated a modest positive return of 1.80 percent (Wilshire Real Estate Securities Index) while showing substantial sustained positive and negative performance moves during the year.  Fundamentally, commercial real estate (CRE) markets have been enjoying strong occupancies and rental rate growth.  Investment capital has continued to seek investment in the transparent and predictable cash flow that CRE offers, providing an uplift to property valuations.

Energy and MLP equities experienced a price shock as crude oil, natural gas, and natural gas liquids pricing dropped significantly during the past year.  MLPs, as represented by the Alerian MLP Index, were down 29.34 percent in the reporting year.  The Fund primarily invests in midstream assets—pipelines and storage facilities—assets that are typically contracted on a long term basis with a predictable earnings stream.  While the assets of these companies typically have minimal commodity exposure, they participated in a substantial correction along with the energy commodities.  The Fund, however, largely avoided the exploration and production, oilfield services, and overseas transport exposure within energy sector that held much of the commodity sensitivity.

Utilities had modest gains of 1.62 percent (S&P 500 Utilities Sector Index) over the last year as their defensiveness helped buoy market volatility.  Preferred stocks performed quite well in the volatile interest rate environment, generating returns of 6.61 percent (Wells Fargo Hybrid and Preferred REIT Index).  Treasury Inflation Protected Securities (TIPs) provided a modest loss of 2.73 percent (Barclays US Treasury TIPs Index) as investors digested the potential for a rise in short term interest rates and the impact of inflation.

OUTLOOK

The continuation of slow growth, low inflation environment should provide good opportunities for investments in income-oriented securities.  However, volatility appears to have reentered the investment market, making investment returns more sensitive to changes in the landscape.  Volatility could settle down if global economic growth improves and fears of significant interest rates increases wane.  It appears that earnings should continue to grow in our targeted sectors, leading to dividend increases that follow that growth.  Best opportunities for investment may be with companies that retain strong balance sheets with access to capital.  We believe those will be the ones that can take advantage of market dislocations.  Market churn should provide opportunity to invest in high quality companies that demonstrate better value relative to their anticipated growth.

Despite the underperformance on a total return basis, the strategy was able to increase its gross portfolio yield to over 5.5% by the end of the year, while delivering on its targeted volatility.  Slow and steady growth in the economy would provide a solid foundation for investment in dividend oriented securities.

The information contained herein represents the opinion of Advantus Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Mutual fund investing involves risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in a specific industry such as REITs or real estate securities. These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant

ADVANTUS FUNDS

stock price fluctuations and illiquidity. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. Covered calls may limit the upside potential of the underlying security. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

The SDI Benchmark is a custom benchmark created by Advantus, it is comprised of 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Index; 12% Barclay’s Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT. Alerian MLP Index – a composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Barclays Capital US Government Inflation Linked Bond Index – an index that includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity of index rebalancing date, with an issue size equal to or in excess of $500 million. The S&P 500 Index is an unmanaged, market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  S&P 500 Utilities Sector Index – an index of those companies included in the S&P 500 that are classified as members of the GICS (registered symbol) utilities sector. Wells Fargo Hybrid & Preferred REIT Index – an index composed exclusively of preferred shares and depository shares designed to track the performance of preferred securities issued in the U.S. markets by Real Estate Investment Trusts (REITs). Wilshire Real Estate Securities Index – an index of publicly traded U.S. real estate equity securities. The Barclays U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Barclays Capital Government/Credit Bond Index which includes securities in the Government and Credit Indexes. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).  It is not possible to invest directly in an index.  The Barclays US Treasury TIPS Index includes all publicly issued, US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

A basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Must be preceded or accompanied by a prospectus.

The Advantus Funds are distributed by Quasar Distributors, LLC.

ADVANTUS SHORT DURATION BOND FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return % – As of August 31, 2015

Since Inception(1)
Investor Class	0.43%
Institutional Class	0.71%
Barclays 1-3 Year US Government/Credit Bond Index(2)	0.63%

(1)
Period from Fund inception through August 31, 2015. The Investor Class shares commenced operations on May 1, 2015 and Institutional Class shares commenced operations on December 16, 2014.  Performance shown for the Investor Class prior to inception of the Investor Class shares is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Investor Class shares.

(2)
The Barclays 1-3 Year US Government/Credit Bond Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.  This Index cannot be invested in directly.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return % – As of August 31, 2015

	One Year	Since Inception(1)
Investor Class(2)	-6.68%	6.33%
Institutional Class	-6.42%	6.61%
S&P 500 Index(3)	0.48%	13.64%
Advantus SDI Benchmark(4)	-1.94%	6.59%

(1)	Period from Fund inception through August 31, 2015. The Investor Class shares commenced operations on December 16, 2014 and Institutional Class shares commenced operations on September 12, 2012.
(2)
Performance shown for the Investor Class prior to inception of the Investor Class shares is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Investor Class shares.

(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(4)
The Advantus SDI Benchmark is comprised of 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Barclay’s Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. This Index cannot be invested in directly.

ADVANTUS FUNDS

Expense Example (Unaudited)
August 31, 2015

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 – August 31, 2015).

ACTUAL EXPENSES

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Advantus Short Duration Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/2015	8/31/2015	3/1/2015 – 8/31/2015(1)
Investor Class Actual(2)(3)	$1,000.00	$ 997.30	$3.52
Investor Class Hypothetical
(5% annual return before expenses)(3)	$1,000.00	$1,014.49	$3.55
Institutional Class Actual(2)	$1,000.00	$1,002.80	$2.27
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.94	$2.29

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period of 0.70% and 0.45% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period divided by 365.

(2)
Based on the actual returns of (0.27)% for the period May 1, 2015 through August 31, 2015 for the Investor Class.  Based on the actual returns for the six-month period ended August 31, 2015 of 0.28% for the Institutional Class.

(3)	Investor Class inception was May 1, 2015. All values assume a beginning date of May 1, 2015 for the Investor Class.

ADVANTUS FUNDS

Expense Example (Unaudited) – Continued
August 31, 2015

Advantus Strategic Dividend Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/2015	8/31/2015	3/1/2015 – 8/31/2015(4)
Investor Class Actual(5)	$1,000.00	$ 891.80	$5.72
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.16	$6.11
Institutional Class Actual(5)	$1,000.00	$ 893.50	$4.53
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

(4)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 1.20% and 0.95% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(5)	Based on the actual returns for the six-month period ended August 31, 2015 of (10.82)% and (10.62)% for the Investor Class and Institutional Class, respectively.

ADVANTUS SHORT DURATION BOND FUND

Sector Allocation (Unaudited)
As of August 31, 2015(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of August 31, 2015(1)(2)
(% of net assets)

Symetra Financial, 6.125%, 04/01/2016	1.7%
CD Commercial Mortgage Trust, 5.883%, 12/11/2049	1.5%
Ford Credit Auto Owner Trust, 2.500%, 01/15/2020	1.4%
Pitney Bowes International Holdings, Series F, 6.125%	1.3%
Unum Group, 7.125%, 09/30/2016	1.3%
Bank of America, 5.300%, 03/15/2017	1.3%
Tenneco, 6.875%, 12/15/2020	1.3%
Astoria Financial, 5.000%, 06/19/2017	1.3%
Dana Holding, 6.750%, 02/15/2021	1.3%
Regency Energy Partners, 6.500%, 07/15/2021	1.3%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Sector Allocation (Unaudited)
As of August 31, 2015(1)
(% of net assets)

Top Ten Equity Holdings (Unaudited)
As of August 31, 2015(1)(2)
(% of net assets)

Macquarie Infrastructure Company	4.6%
STAG Industrial	2.8%
EPR Properties	2.8%
Physicians Realty Trust	2.4%
OMEGA Healthcare Investors	2.1%
Kinder Morgan	2.1%
Hospitality Properties Trust	2.0%
Select Income REIT	1.9%
Agree Realty	1.9%
LTC Properties	1.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2015

		Fair
	Par	Value

CORPORATE BONDS – 51.1%

Airlines – 4.6%
Continental Airlines
Series B
6.000%, 07/12/2020	$95,891	$99,846
Delta Airlines
Series B
6.875%, 11/07/2020	293,917	317,798
Series 101B
6.375%, 07/02/2017 (a)(c)	400,000	405,500
Northwest Airlines
Series 02-1
6.264%, 05/20/2023	137,612	143,289
UAL
Series 09-1
10.400%, 05/01/2018	438,672	470,366
Series 09-2
9.750%, 01/15/2017	394,370	424,441
		1,861,240

Automotive – 4.8%
Dana Holding
6.750%, 02/15/2021	500,000	521,875
Ford Motor Credit
1.461%, 03/27/2017	500,000	497,911
General Motors Financial
4.750%, 08/15/2017	400,000	414,950
Tenneco
6.875%, 12/15/2020	500,000	523,750
		1,958,486

Banks – 10.8%
Astoria Financial
5.000%, 06/19/2017	500,000	522,849
Bank of America
Series BKNT
5.300%, 03/15/2017	500,000	526,819
Capital One
Series BKNT
0.984%, 02/05/2018 (b)	500,000	499,275
Citigroup
1.800%, 02/05/2018	500,000	497,973

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2015

		Fair
	Par	Value

CORPORATE BONDS – 51.1% (Continued)

Banks – 10.8% (Continued)
Credit Suisse New York
1.750%, 01/29/2018	$500,000	$498,755
KeyBank National Association
0.844%, 06/01/2018 (b)	500,000	499,931
Lloyds Bank
0.806%, 03/16/2018 (b)	500,000	497,427
Santander Bank
2.000%, 01/12/2018	350,000	348,627
The Goldman Sachs Group
0.999%, 05/22/2017 (b)	500,000	499,893
		4,391,549

Diversified Financial Services – 5.0%
Ally Financial
3.250%, 02/13/2018	500,000	498,125
Morgan Stanley
Series MTN
2.200%, 12/07/2018	500,000	502,353
NYSE Euronext Holdings
2.000%, 10/05/2017	500,000	505,490
UBS AG of Stamford, Connecticut
0.884%, 06/01/2017 (b)	500,000	499,957
		2,005,925

Health Care – 1.9%
Cardinal Health
1.950%, 06/15/2018	250,000	249,782
Zimmer Holdings
1.450%, 04/01/2017	500,000	498,737
		748,519

Insurance – 3.0%
Symetra Financial
6.125%, 04/01/2016 (a)(c)	655,000	671,518
Unum Group
7.125%, 09/30/2016	500,000	529,457
		1,200,975

Pharmaceuticals – 1.9%
AbbVie
1.800%, 05/14/2018	500,000	496,920

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2015

		Fair
	Par	Value

CORPORATE BONDS – 51.1% (Continued)

Pharmaceuticals – 1.9% (Continued)
Actavis Funding SCS
1.416%, 03/12/2018 (b)	$275,000	$275,643
		772,563

Pipelines – 8.5%
Chesapeake Energy
3.539%, 04/15/2019 (b)	300,000	224,250
Chesapeake Midstream Partners
6.125%, 07/15/2022	500,000	510,167
Columbia Pipeline Group
2.450%, 06/01/2018 (a)	300,000	300,240
Enterprise Products Operating
7.034%, 01/15/2068 (b)	400,000	428,000
Kinder Morgan
7.000%, 06/15/2017	250,000	268,715
NuStar Logistics
8.150%, 04/15/2018	400,000	429,500
Regency Energy Partners
6.500%, 07/15/2021	500,000	518,750
TransCanada
1.875%, 01/12/2018	500,000	501,904
Williams Partners
7.250%, 02/01/2017	250,000	267,337
		3,448,863

Real Estate Investment Trusts – 3.1%
ARC Properties Operating Partnership
2.000%, 02/06/2017	500,000	489,375
Select Income REIT
2.850%, 02/01/2018	430,000	431,637
Ventas Realty
1.250%, 04/17/2017	350,000	347,470
		1,268,482

Retail – 1.3%
Dollar General
4.125%, 07/15/2017	500,000	517,393

Utilities – 6.2%
Dayton Power & Light
1.875%, 09/15/2016	300,000	300,572

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2015

		Fair
	Par	Value

CORPORATE BONDS – 51.1% (Continued)

Utilities – 6.2% (Continued)
Eversource Energy
1.600%, 01/15/2018	$500,000	$502,046
NextEra Energy Capital Holding
1.586%, 06/01/2017	300,000	298,468
San Diego Gas & Electric
Series PPP
1.914%, 02/01/2022	464,286	457,578
Southern California Edison
1.845%, 02/01/2022	464,286	461,981
TECO Finance
0.883%, 04/10/2018 (b)	500,000	500,805
		2,521,450

Total Corporate Bonds
(Cost $20,836,529)		20,695,445

ASSET BACKED SECURITIES – 32.0%

Automotive – 19.7%
Bank of America Auto Trust
Series 2012-1, Class D
2.990%, 03/15/2019	490,000	493,993
Carmax Auto Owner Trust
Series 2012-3, Class C
1.500%, 08/15/2018	500,000	502,725
Series 2012-3, Class D
2.290%, 04/15/2019	120,000	120,744
Series 2013-1, Class C
1.540%, 12/17/2018	500,000	502,834
Series 2013-4, Class B
1.710%, 07/15/2019	320,000	320,307
Series 2014-1, Class D
2.430%, 08/17/2020	340,000	337,863
Series 2014-3, Class C
2.290%, 06/15/2020	230,000	230,929
Ford Credit Auto Owner Trust
Series 2012-A, Class D
2.940%, 07/15/2018	270,000	272,856
Series 2012-C, Class D
2.430%, 01/15/2019	405,000	410,426

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2015

		Fair
	Par	Value

ASSET BACKED SECURITIES – 32.0% (Continued)

Automotive – 19.7% (Continued)
Ford Credit Auto Owner Trust (Continued)
Series 2013-C, Class D
2.500%, 01/15/2020	$550,000	$559,752
Series 2013-D, Class A4
1.110%, 02/15/2019	100,000	100,032
Series 2013-D, Class C
1.720%, 07/15/2019	490,000	495,987
Harley-Davidson Motorcycle Trust
Series 2013-1, Class A4
0.870%, 07/15/2019	200,000	199,669
Honda Auto Receivables Owner Trust
Series 2015-1, Class A3
1.050%, 10/15/2018	500,000	499,749
Huntington Auto Trust
Series 2012-1, Class B
1.710%, 08/15/2017	180,000	180,504
Hyundai Auto Receivables Trust
Series 2012-A, Class D
2.610%, 05/15/2018	101,000	101,647
Series 2013-A, Class B
1.130%, 09/17/2018	210,000	209,465
Series 2013-B, Class C
1.710%, 02/15/2019	108,000	108,104
Series 2013-B, Class D
2.480%, 09/16/2019	100,000	101,882
Series 2013-C, Class B
2.100%, 03/15/2019	410,000	416,838
Susquehanna Auto Receivables Trust
Series 2014-1A, Class B
2.090%, 12/15/2021 (a)	235,000	235,112
TCF Auto Receivables Owner Trust
Series 15-1A, Class A3
1.490%, 12/16/2019 (a)	500,000	499,597
Toyota Auto Receivables Owner Trust
Series 2013-B, Class A4
1.460%, 01/15/2019	150,000	150,937
USAA Auto Owner Trust
Series 2014-1, Class B
1.340%, 08/17/2020	500,000	500,087

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2015

		Fair
	Par	Value

ASSET BACKED SECURITIES – 32.0% (Continued)

Automotive – 19.7% (Continued)
Volvo Financial Equipment
Series 2013-1A, Class C
1.620%, 08/17/2020 (a)(c)	$200,000	$200,672
World Omni Auto Receivable Trust
Series 2012-B, Class B
1.060%, 09/16/2019	90,000	89,861
Series 2013-B, Class B
1.720%, 08/17/2020	145,000	145,692
		7,988,264

Credit Cards – 1.5%
Chase Issuance Trust
Series 2014-A7, Class A
1.380%, 11/15/2019	100,000	100,315
Citibank Credit Card Issuance Trust
Series 2014-A4, Class A4
1.230%, 04/24/2019	500,000	501,300
		601,615

Industrial – 7.9%
CNH Equipment Trust
Series 2013-A, Class A4
1.010%, 02/18/2020	265,000	264,026
Series 2014-B, Class B
1.930%, 11/15/2021	430,000	429,980
Series 2014-C, Class A3
1.050%, 11/15/2019	485,000	482,973
GE Equipment Transportation
Series 2013-1, Class C
1.540%, 03/24/2021	200,000	199,943
Series 2012-2, Class C
1.310%, 09/24/2020	100,000	100,402
Series 2013-2, Class B
1.820%, 10/25/2021	500,000	504,562
Series 2014-1, Class A4
1.480%, 08/23/2022	485,000	483,482
Kubota Credit Owner Trust
Series 2015-1A, Class A3
1.540%, 03/15/2019 (a)	500,000	498,945

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2015

		Fair
	Par	Value

ASSET BACKED SECURITIES – 32.0% (Continued)

Industrial – 7.9% (Continued)
Longtrain Leasing III
Series 2015-1A, Class A1
2.980%, 01/15/2045(a)(c)	$253,757	$254,474
		3,218,787

Manufactured Housing – 1.0%
Credit Suisse First Boston
Series 2002-MH3, Class A
6.700%, 12/25/2031	366,512	389,574

Student Loans – 1.9%
Social Professional Loan Program
Series 2014-B, Class A1
1.437%, 08/25/2032 (a)(b)(c)	246,824	247,595
Series 2014-B, Class A2
2.550%, 08/27/2029 (a)(c)	77,121	77,526
Series 2015-A, Class A1
1.391%, 03/25/2033 (a)(b)(c)	433,420	433,072
		758,193

Total Asset Backed Securities
(Cost $12,930,967)		12,956,433

MORTGAGE BACKED SECURITIES – 9.0%

Commercial – 6.5%
CD Commercial Mortgage Trust
Series 2007-CD4, Class WFC3
5.883%, 12/11/2049 (a)(b)	600,000	624,333
COMM Mortgage Trust
Series 2012-9W57, Class A
2.365%, 02/12/2029 (a)	500,000	507,382
Credit Suisse Mortgage Trust
Series 2014-ICE, Class B
1.398%, 04/15/2027 (a)(b)	500,000	497,553
Series 2014-ICE, Class C
1.748%, 04/15/2027 (a)(b)	500,000	498,047
Morgan Stanley Capital I Trust
Series 2015-XLF1, Class A
1.344%, 08/14/2031 (a)(b)	500,000	499,130
		2,626,445

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2015

		Fair
	Par	Value

MORTGAGE BACKED SECURITIES – 9.0% (Continued)

U.S. Government Agency – 2.5%
Federal Home Loan Mortgage Corporation
Series 14-HQ2, Class M2
2.399%, 09/25/2024 (b)	$500,000	$499,127
Federal National Mortgage Association
Series 14-C02, Class 2M1
1.149%, 05/28/2024 (b)	334,870	332,931
Series 15-C03, Class 2M1
1.689%, 07/25/2025 (b)	164,256	164,544
		996,602

Total Mortgage Backed Securities
(Cost $3,625,156)		3,623,047

U.S. GOVERNMENT SECURITIES – 4.2%

U.S. Treasury Bonds – 4.2%
0.500%, 06/30/2016 (d)	100,000	100,123
3.250%, 07/31/2016	475,000	487,310
0.500%, 01/31/2017	275,000	274,712
0.750%, 03/15/2017	300,000	300,625
1.125%, 06/15/2018	250,000	250,718
1.000%, 08/15/2018	270,000	269,610
Total U.S. Government Securities
(Cost $1,682,459)		1,683,098

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2015

		Fair
	Shares	Value

PREFERRED STOCK – 1.3%

Technology – 1.3%
Pitney Bowes International Holdings, Series F, 6.125% (a)(c)
(Cost $531,250)	500	$529,531

SHORT-TERM INVESTMENT – 2.0%
First American Government Obligations, Class Z, 0.01% (e)
(Cost $827,445)	827,445	827,445
Total Investments – 99.6%
(Cost $40,433,806)		40,314,999
Other Assets and Liabilities, Net – 0.4%		160,433
Total Net Assets – 100.0%		$40,475,432

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities are determined to be liquid by the Adviser unless identified by footnote (c). As of August 31, 2015, the fair market value of these investments were $6,980,227, or 17.2% of total net assets.

(b)	Variable rate security – The rate shown is the rate in effect as of August 31, 2015.
(c)	Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. See Notes 2 and 3 in Notes to the Financial Statements.
(d)	All or a portion of this security has been deposited as initial margin on open futures contracts.
(e)	The rate shown is the annualized seven day effective yield as of August 31, 2015.

Schedule of Open Futures Contracts

	Number of			Unrealized
	Contracts			Appreciation
Description	Purchased (Sold)	Notional Value	Settlement Month	(Depreciation)
U.S. Treasury 2 Year Note Futures	8	$1,747,750	December 2015	$(2,517)
U.S. Treasury 5 Year Note Futures	(9)	(1,074,938)	December 2015	3,849
				$1,332

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2015

		Fair
	Shares	Value

REIT COMMON STOCKS – 48.0%

Apartments – 3.1%
Camden Property Trust	4,900	$352,947
Education Realty Trust	13,509	395,138
Mid-America Apartment Communities	17,600	1,383,184
Post Properties	2,300	127,328
UDR	2,300	74,290
		2,332,887

Diversified – 0.3%
Investors Real Estate Trust	39,700	265,593

Health Care – 11.4%
BioMed Realty Trust	14,700	271,950
Care Capital Properties (a)	5,275	167,692
Health Care REIT	21,400	1,355,690
LTC Properties	35,300	1,439,887
National Health Investors	14,480	797,848
OMEGA Healthcare Investors	47,059	1,589,653
Physicians Realty Trust	125,015	1,812,718
Sabra Health Care REIT	5,031	120,593
Ventas	18,900	1,039,878
		8,595,909

Hotels – 5.7%
Chatham Lodging Trust	20,949	480,779
Chesapeake Lodging Trust	27,591	797,656
Hersha Hospitality Trust	16,500	403,260
Hospitality Properties Trust	59,200	1,522,624
Host Hotels & Resorts	28,800	510,624
LaSalle Hotel Properties	13,000	408,980
RLJ Lodging Trust	6,900	190,026
		4,313,949

Industrial – 4.8%
EastGroup Properties	11,700	631,800
Prologis	14,500	551,000
Public Storage	900	181,143
Sovran Self Storage	1,300	116,649
STAG Industrial	124,900	2,130,794
		3,611,386

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2015

		Fair
	Shares	Value

REIT COMMON STOCKS – 48.0% (Continued)

Manufactured Homes – 0.6%
Sun Communities	6,700	$436,907

Mortgage – 5.1%
Blackstone Mortgage Trust, Class A	23,800	659,022
Colony Financial	64,649	1,403,530
Starwood Property Trust	63,800	1,357,664
Two Harbors Investment	45,200	427,592
		3,847,808

Net Lease – 8.5%
Agree Realty	51,204	1,456,754
EPR Properties	41,815	2,127,965
Select Income REIT	78,540	1,456,917
STORE Capital	68,400	1,378,944
		6,420,580

Office – 2.4%
Brandywine Realty Trust	25,600	310,272
DuPont Fabros Technology	27,584	737,320
Highwoods Properties	3,300	125,202
Liberty Property Trust	21,200	651,688
		1,824,482

Retail – 5.9%
Brixmor Property Group	6,700	152,894
Kite Realty Group Trust	28,475	669,447
Ramco-Gershenson Properties Trust	48,100	745,550
Retail Opportunity Investments	29,900	476,307
Simon Property Group	3,500	627,620
Weingarten Realty Investors	19,021	601,825
WP GLIMCHER	95,600	1,157,716
		4,431,359

Specialty – 0.2%
CatchMark Timber Trust, Class A	17,700	178,239
Total REIT Common Stocks
(Cost $36,879,098)		36,259,099

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2015

		Fair
	Shares	Value

OTHER COMMON STOCKS – 21.2%

Energy – 2.5%
ConocoPhillips	7,042	$346,114
Kinder Morgan	48,197	1,562,065
		1,908,179

Infrastructure – 6.7%
Brookfield Infrastructure Partners (b)	24,800	979,600
Fortess Transportation and Infrastructure Investors	44,100	596,232
Macquarie Infrastructure Company	44,300	3,487,296
		5,063,128

Telecommunications – 2.0%
AT&T	15,125	502,150
CenturyLink	2,664	72,034
Frontier Communications	96,700	490,269
Verizon Communications	9,000	414,090
		1,478,543

Utilities – 10.0%
Abengoa Yield (b)	2,700	61,452
American Electric Power Company	11,210	608,591
CenterPoint Energy	41,400	770,868
Dominion Resources	8,170	569,858
Duke Energy	15,400	1,092,014
Pattern Energy Group	30,735	696,762
Pinnacle West Capital	13,400	797,702
PPL	45,318	1,404,405
Talen Energy (a)	13,348	190,209
TECO Energy	49,600	1,045,072
TerraForm Power, Class A	15,266	343,485
		7,580,418
Total Other Common Stocks
(Cost $15,998,200)		16,030,268

REIT PREFERRED STOCKS – 12.1%

Hotels – 1.9%
Hospitality Properties Trust, Series D, 7.125%	4,700	123,610
LaSalle Hotel Properties, Series I, 6.375%	30,300	762,954
Pebblebrook Hotel Trust, Series A, 7.875%	6,176	159,897
Summit Hotel Properties, Series C, 7.125%	15,300	393,439
		1,439,900

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2015

		Fair
	Shares	Value

REIT PREFERRED STOCKS – 12.1% (Continued)

Manufactured Homes – 0.6%
Equity LifeStyle Properties, Series C, 6.750%	16,500	$432,135

Office – 2.5%
Digital Realty Trust, Series E, 7.000%	16,100	415,380
Digital Realty Trust, Series I, 6.350%	200	4,960
Kilroy Realty, Series H, 6.375%	15,600	395,772
PS Business Parks, Series S, 6.450%	25,100	653,855
PS Business Parks, Series U, 5.750%	18,300	443,958
		1,913,925

Retail – 7.1%
CBL & Associates Properties, Series E, 6.625%	34,400	859,656
Colony Capital, 7.125%	35,700	837,165
DDR, Series J, 6.500%	26,500	679,990
Kimco Realty, Series K, 5.625%	15,700	386,377
National Retail Properties, Series D, 6.625%	16,300	425,919
National Retail Properties, Series E, 5.700%	35,500	870,815
Saul Centers, Series C, 6.875%	14,600	381,936
Taubman Centers, Series J, 6.500%	20,400	518,772
Urstadt Biddle Properties, Series F, 7.125%	10,500	275,888
Urstadt Biddle Properties, Series G, 6.750%	4,100	106,395
		5,342,913

Total REIT Preferred Stocks
(Cost $8,895,659)		9,128,873

	Par

U.S. GOVERNMENT SECURITIES – 7.5%

U.S. Treasury Bonds – 7.5%
0.125%, 04/15/2018 (c)	$516,175	515,923
1.250%, 07/15/2020 (c)	547,120	577,112
1.125%, 01/15/2021 (c)	545,450	568,799
0.625%, 07/15/2021 (c)	529,405	538,398
0.125%, 07/15/2022 (c)	518,860	507,787
0.125%, 01/15/2023 (c)	413,544	400,758
0.375%, 07/15/2023 (c)	512,720	506,852
2.375%, 01/15/2025 (c)(d)	633,005	734,788
3.875%, 04/15/2029 (c)	725,815	1,010,381
2.125%, 02/15/2040 (c)	276,023	335,504
Total U.S. Government Securities
(Cost $5,991,622)		5,696,302

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2015

		Fair
	Shares	Value
MASTER LIMITED PARTNERSHIPS – 7.4%

Energy – 7.4%
Buckeye Partners	4,298	$302,665
Columbia Pipeline Partners	15,000	297,450
Energy Transfer Partners	27,204	1,336,805
Enterprise Products Partners	40,684	1,143,627
Enviva Partners	5,700	74,385
MarkWest Energy Partners	14,600	823,002
Plains All American Pipeline	25,268	911,164
Sprague Resources	14,547	353,201
Williams Partners	8,400	334,740
Total Master Limited Partnerships
(Cost $5,921,517)		5,577,039

	Par

CORPORATE BONDS – 2.0%

Consumer Discretionary – 0.7%
DIRECTV Holdings
4.450%, 04/01/2024	$500,000	506,211

Energy – 1.3%
Enlink Midstream Partners
4.400%, 04/01/2024	500,000	479,447
Weatherford Bermuda
5.125%, 09/15/2020 (b)	600,000	537,104
		1,016,551

Total Corporate Bonds
(Cost $1,651,880)		1,522,762

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2015

		Fair
	Shares	Value

CLOSED-END FUND – 0.2%
Blackrock Floating Rate Income Strategies Fund
(Cost $169,641)	12,900	$166,926

EXCHANGE TRADED FUND – 0.2%
PowerShares DB Commodity Index Tracking Fund (a)
(Cost $235,696)	8,900	139,641

SHORT-TERM INVESTMENT – 2.4%
First American Government Obligations, Class Z, 0.01% (e)
(Cost $1,850,621)	1,850,621	1,850,621
Total Investments – 101.0%
(Cost $77,593,934)		76,371,531
Other Assets and Liabilities, Net – (1.0)%		(785,211)
Total Net Assets – 100.0%		$75,586,320

(a)	Non-income producing security.
(b)	The Portfolio had $1,578,156 or 2.1% of net assets in foreign securities at August 31, 2015.
(c)
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(d)	All or a portion of this security has been deposited as initial margin on open futures contracts.
(e)	The rate shown is the annualized seven day effective yield as of August 31, 2015.
REIT – Real Estate Investment Trust

Schedule of Open Futures Contracts

	Number of			Unrealized
Description	Contracts Purchased	Notional Value	Settlement Month	Appreciation
CBOE Volatility Index	13	$343,525	September 2015	$143,290

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Assets and Liabilities
August 31, 2015

	Short Duration	Strategic Dividend
	Bond Fund	Income Fund
ASSETS:
Investments, at fair value:
(cost $40,433,806 and $77,593,934, respectively)	$40,314,999	$76,371,531
Receivable for investment securities sold	1,700	715,905
Receivable for capital shares sold	—	6,689
Dividends & interest receivable	184,104	178,459
Return of capital receivable	—	17,628
Receivable for adviser reimbursements	10,773	—
Variation margin	250	26,000
Prepaid expenses	20,406	18,294
Total assets	40,532,232	77,334,506

LIABILITIES:
Payable for investment securities purchased	—	1,647,297
Payable to adviser, net	—	46,337
Payable for fund administration & accounting fees	17,190	15,858
Payable for compliance fees	1,755	1,750
Payable for custody fees	4,403	6,190
Payable for transfer agent fees and expenses	6,803	8,400
Payable to trustees	512	425
Accrued expenses	26,055	21,854
Accrued distribution fees	82	75
Total liabilities	56,800	1,748,186

NET ASSETS	$40,475,432	$75,586,320

NET ASSETS CONSIST OF:
Paid-in capital	$40,613,467	$73,295,852
Accumulated undistributed net investment income (loss)	789	(193,088)
Accumulated undistributed net realized gain (loss) on investments	(21,349)	3,562,669
Net unrealized depreciation on investments and translations of foreign currency	(118,807)	(1,222,403)
Net unrealized appreciation on futures contracts	1,332	143,290
Net Assets	$40,475,432	$75,586,320

Investor Class Shares:
Net Assets	$99,777	$369,806
Shares issued and outstanding(1)	10,003	35,388
Net asset value, offering price, and redemption price per share	$9.97	$10.45

Institutional Class Shares:
Net Assets	$40,375,655	$75,216,514
Shares issued and outstanding(1)	4,046,702	7,193,366
Net asset value, offering price, and redemption price per share	$9.98	$10.46

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Operations
For the Period Ended August 31, 2015

	Short Duration	Strategic Dividend
	Bond Fund(1)	Income Fund
INVESTMENT INCOME:
Dividends from common stock	$15,313	$2,406,776
Less: Foreign taxes withheld	—	(1,356)
Net dividend income from common stock	15,313	2,405,420
Distributions received from master limited partnerships	—	504,786
Less: return of capital on distributions	—	(504,786)
Net distribution income from master limited partnerships	—	—
Interest income	458,057	23,241
Total investment income	473,370	2,428,661

EXPENSES:
Advisory fees (See note 5)	90,728	624,135
Fund administration & accounting fees (See note 5)	67,026	93,363
Federal & state registration fees	25,798	29,225
Transfer agent fees (See note 5)	23,447	42,974
Custody fees (See note 5)	18,784	37,688
Audit fees	18,007	19,845
Legal fees	8,160	11,506
Trustee fees (See note 5)	8,004	9,802
Compliance fees (See note 5)	7,517	10,882
Other	3,535	7,609
Postage & printing fees	3,497	2,621
Distribution fees – Investor Class (See note 6)	82	389
Total expenses before reimbursement	274,585	890,039
Less: Reimbursement by Adviser	(157,852)	(98,887)
Net expenses	116,733	791,152

NET INVESTMENT INCOME	356,637	1,637,509

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments, including foreign currency gain	(18,762)	4,675,891
Net realized gain (loss) on futures contracts	1,875	(206,222)
Net change in unrealized depreciation of investments
and translations of foreign currency	(118,807)	(11,344,527)
Net change in unrealized appreciation on futures contracts	1,332	143,290

Net realized and unrealized loss on investments	(134,362)	(6,731,568)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$222,275	$(5,094,059)

(1)	Inception date of the Short Duration Bond Fund was December 16, 2014.

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Statement of Changes in Net Assets

For The Period
Inception through
August 31, 2015(1)
OPERATIONS:
Net investment income	$356,637
Net realized loss on investments	(18,762)
Net realized gain on futures contracts	1,875
Net change in unrealized depreciation of investments	(118,807)
Net change in unrealized appreciation on futures contracts	1,332
Net increase in net assets resulting from operations	222,275

CAPITAL SHARE TRANSACTIONS:
Investor Class(2):
Proceeds from shares sold	100,000
Proceeds from reinvestment of distributions	430
Payments for shares redeemed	—
Increase in net assets resulting from Investor Class transactions	100,430
Institutional Class:
Proceeds from shares sold	40,363,700
Proceeds from reinvestment of distributions	359,871
Payments for shares redeemed	(210,534)
Increase in net assets resulting from Institutional Class transactions	40,513,037
Net increase in net assets resulting from capital share transactions	40,613,467

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class(2)	(430)
Institutional Class	(359,880)
Total distributions to shareholders	(360,310)

TOTAL INCREASE IN NET ASSETS	40,475,432

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed income of $789.	$40,475,432

(1)	Inception date of the Fund was December 16, 2014.
(2)	Inception date of the Investor Class was May 1, 2015.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
OPERATIONS:
Net investment income	$1,637,509	$2,300,018
Net realized gain on investments, including foreign currency gain	4,675,891	3,168,372
Net realized loss on futures contracts	(206,222)	(286,580)
Net realized gain on written option contracts	—	2,450
Net change in unrealized appreciation (depreciation) on investments
and translations of foreign currency	(11,344,527)	10,362,612
Net change in unrealized appreciation (depreciation) on futures contracts	143,290	(3,237)
Net increase (decrease) in net assets resulting from operations	(5,094,059)	15,543,635

CAPITAL SHARE TRANSACTIONS:
Investor Class(1):
Proceeds from shares sold	407,412	—
Proceeds from reinvestment of distributions	6,955	—
Payments for shares redeemed	(9,875)	—
Increase in net assets resulting from Investor Class transactions	404,492	—
Institutional Class:
Proceeds from shares sold	1,840,458	13,327,839
Proceeds from reinvestment of distributions	2,955,168	2,088,911
Payments for shares redeemed	(5,626,230)	(974,936)
Increase (decrease) in net assets resulting from Institutional Class transactions	(830,604)	14,441,814
Net increase (decrease) in net assets resulting from capital share transactions	(426,112)	14,441,814

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class(1)	(3,188)	—
Institutional Class	(2,002,334)	(2,122,193)
From net realized gains
Investor Class(1)	(4,012)	—
Institutional Class	(3,400,720)	(1,581,897)
Total distributions to shareholders	(5,410,254)	(3,704,090)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,930,425)	26,281,359

NET ASSETS:
Beginning of period	86,516,745	60,235,386
End of period, including distributions in excess of net investment
income of $(193,088) and $(34,617), respectively.	$75,586,320	$86,516,745

(1)	Inception date of the Investor Class was December 16, 2014.

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Financial Highlights

For The Period
May 1, 2015
(Inception) through
Investor Class	August 31, 2015

PER SHARE DATA:(1)
Net asset value, beginning of period	$10.04

INVESTMENT OPERATIONS:
Net investment income	0.04
Net realized and unrealized loss on investments	(0.07)
Total from investment operations	(0.03)

LESS DISTRIBUTIONS:
From net investment income	(0.04)
From net capital gains	—
Total distributions	(0.04)
Net asset value, end of period	$9.97

TOTAL RETURN(2)	(0.27)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.1

Ratio of expenses to average net assets:
Before expense reimbursement(3)	1.31%
After expense reimbursement(3)	0.70%

Ratio of net investment income to average net assets:
Before expense reimbursement(3)	0.52%
After expense reimbursement(3)	1.13%

Portfolio turnover rate(2)	119%

(1)	For an Investor Class Share outstanding for the entire period.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Financial Highlights

For The Period
December 16, 2014
(Inception) through
Institutional Class	August 31, 2015

PER SHARE DATA:(1)
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.09
Net realized and unrealized loss on investments	(0.02)
Total from investment operations	0.07

LESS DISTRIBUTIONS:
From net investment income	(0.09)
From net capital gains	—
Total distributions	(0.09)
Net asset value, end of period	$9.98

TOTAL RETURN(2)	0.71%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$40.4

Ratio of expenses to average net assets:
Before expense reimbursement(3)	1.06%
After expense reimbursement(3)	0.45%

Ratio of net investment income to average net assets:
Before expense reimbursement(3)	0.77%
After expense reimbursement(3)	1.38%

Portfolio turnover rate(2)	119%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

For The Period
December 16, 2014
(Inception) through
Investor Class	August 31, 2015

PER SHARE DATA:(1)
Net asset value, beginning of period	$11.53

INVESTMENT OPERATIONS:
Net investment income	0.16
Net realized and unrealized loss on investments and translations of foreign currency	(0.60)
Total from investment operations	(0.44)

LESS DISTRIBUTIONS:
From net investment income	(0.18)
From net capital gains	(0.46)
Total distributions	(0.64)
Net asset value, end of period	$10.45

TOTAL RETURN(2)	(4.28)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.4

Ratio of expenses to average net assets:
Before expense reimbursement(3)	1.32%
After expense reimbursement(3)	1.20%

Ratio of net investment income to average net assets:
Before expense reimbursement(3)	1.59%
After expense reimbursement(3)	1.71%

Portfolio turnover rate(2)	73%

(1)	For an Investor Class Share outstanding for the entire period.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

			For The Period
			September 12, 2012
	Year Ended	Year Ended	(Inception) through
Institutional Class	August 31, 2015	August 31, 2014	August 31, 2013

PER SHARE DATA:(1)
Net asset value, beginning of period	$11.91	$10.22	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.23	0.34	0.29
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(0.94)	1.90	0.24
Total from investment operations	(0.71)	2.24	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.32)	(0.31)
From net capital gains	(0.46)	(0.23)	— (2)
Total distributions	(0.74)	(0.55)	(0.31)
Net asset value, end of period	$10.46	$11.91	$10.22

TOTAL RETURN(3)	(6.42)%	22.78%	5.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$75.2	$86.5	$60.2

Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.07%	1.07%	1.22%
After expense reimbursement(4)	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets:
Before expense reimbursement(4)	1.85%	2.99%	2.79%
After expense reimbursement(4)	1.97%	3.11%	3.06%

Portfolio turnover rate(3)	73%	65%	37%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS FUNDS

Notes to Financial Statements
August 31, 2015

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Advantus Short Duration Bond Fund (“Short Duration Bond Fund”), and the Advantus Strategic Dividend Income Fund (“Strategic Dividend Income Fund”) (or collectively, “the Funds”) are each a diversified series with their own investment objectives and policies within the Trust.

The investment objective of the Short Duration Bond Fund is current income while preserving capital and maintaining liquidity.  The Short Duration Bond Fund seeks to achieve its objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in bonds.  Advantus Capital Management, Inc. (the “Adviser”) may also invest up to (i) 20% of the Short Duration Bond Fund’s total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Adviser (also known as “junk bonds”) and (ii) 25% of its total assets in non-U.S. issuers, of which no more than 10% of its total assets in securities denominated in foreign currencies.  The Short Duration Bond Fund commenced operations on December 16, 2014.  The Short Duration Bond Fund currently offers two classes of shares: the Investor Class and Institutional Class.  Investor Class shares are subject to a 12b-1 fee of up to 0.25% of daily average net assets.

The investment objective of the Strategic Dividend Income Fund is above average income and long-term growth of capital.  The Strategic Dividend Income Fund seeks to achieve its objective by investing primarily in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, the Adviser allocates 40% or more of the Strategic Dividend Income Fund’s total assets to real estate securities. The Strategic Dividend Income Fund may also invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). In addition, the Adviser may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), Treasury inflated-protected securities (“TIPS”), futures, and may write covered calls to accomplish one or more of the following: manage inflation or volatility, increase income, or gain market exposure. The Fund commenced operations on September 12, 2012. The Strategic Dividend Income Fund currently offers two classes of shares, the Investor Class and Institutional Class.  Investor Class shares are subject to a 12b-1 fee of up to 0.25% of daily average net assets.

Any reference to the fiscal period for the Short Duration Bond Fund equals the period since commencement through August 31, 2015.  Any reference to the fiscal period for the Strategic Dividend Income Fund equals the year ended August 31, 2015.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – Each of the Funds complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of and during the

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

period ended August 31, 2015, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended August 31, 2015, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the period ended August 31, 2015, the Funds did not incur any interest or penalties.  The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security transactions, income and distributions – The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

The Short Duration Bond Fund will declare daily and pay monthly distributions of net investment income.  The Strategic Dividend Income Fund will make distributions of net investment income quarterly.  Any net realized long term or short term capital gains on sales of the Funds’ securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes, such as differing book and tax treatments of MLP and REIT investments, derivatives and the deferral of wash sales.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.  For the period ended August 31, 2015, the Short Duration Bond Fund increased accumulated undistributed net investment income by $4,462 and decreased accumulated undistributed net realized loss by $4,462.  For the year ended August 31, 2015, the Strategic Dividend Income Fund increased accumulated undistributed net investment income by $209,542, decreased accumulated undistributed net realized gain by $207,666 and decreased paid-in capital by $1,876.

Distributions received from the Strategic Dividend Income Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Strategic Dividend Income Fund allocates distributions between investment income and return of capital based on estimates.  Such estimates are based on information provided by each MLP and other industry sources.  These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Strategic Dividend Income Fund.

Distributions received from the Strategic Dividend Income Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year.  The Strategic Dividend Income Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Strategic Dividend Income Fund shareholders will be reflected on the Form 1099

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Strategic Dividend Income Fund shareholder may represent a return of capital.

Futures Contracts and Options on Futures Contracts – The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds use futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets. Please refer to Note 4 for more information on derivatives.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

against the Trust that have not yet occurred, and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At August 31, 2015, the Short Duration Bond Fund had investments in illiquid securities with a total value of $2,819,888 or 7.0% of total net assets.  At August 31, 2015 the Strategic Dividend Income Fund did not hold any illiquid securities.

Information concerning illiquid securities held in the Short Duration Bond Fund is as follows:

Security	Par/Shares	Dates Acquired	Cost Basis
Delta Airlines
Series 101B	$400,000	6/2015	$408,793
Longtrain Leasing III
Series 2015-1A, Class A1	253,757	1/2015	253,741
Pitney Bowes International Holdings
Series F	500	2/2015	531,250
Social Professional Loan Program
Series 2014-B, Class A1	$246,824	1/2015	247,360
Social Professional Loan Program
Series 2014-B, Class A2	77,121	4/2015	77,842
Social Professional Loan Program
Series 2015-A, Class A1	433,420	1/2015	430,420
Symetra Financial	655,000	1/2015	671,304
Volvo Financial Equipment
Series 2013-1A, Class C	200,000	1/2015	200,616

3.  SECURITIES VALUATION

The Funds have adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

Level 2 –
Observable inputs other than quoted prices included in Level 1.  These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Significant unobservable inputs for the asset or liability, representing the Funds’ view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, MLP’s and real estate investment trusts (“REITS”) that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask is used, these securities are categorized in Level 2 of the fair value hierarchy.

Exchange Traded Funds – Exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds – Corporate and Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities – Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities.  These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available.  Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of August 31, 2015:

Short Duration Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$20,695,445	$—	$20,695,445
Asset Backed Securities	—	12,956,433	—	12,956,433
Mortgage Backed Securities	—	3,623,047	—	3,623,047
U.S. Government Securities	—	1,683,098	—	1,683,098
Short-Term Investment	827,445	—	—	827,445
Preferred Stock	—	529,531	—	529,531
Total investments in securities	$827,445	$39,487,554	$—	$40,314,999

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

As of August 31, 2015, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$(2,517)	$—	$—	$(2,517)
Short Futures Contracts	3,849	—	—	3,849
Total Other Financial Instruments	$1,332	—	—	$1,332

Strategic Dividend Income Fund	Level 1	Level 2	Level 3	Total
REIT Common Stocks	$36,259,099	$—	$—	$36,259,099
Other Common Stocks	16,030,268	—	—	16,030,268
REIT Preferred Stocks	7,921,016	1,207,857	—	9,128,873
U.S. Government Securities	—	5,696,302	—	5,696,302
Master Limited Partnerships	5,577,039	—	—	5,577,039
Short-Term Investment	1,850,621	—	—	1,850,621
Corporate Bonds	—	1,522,762	—	1,522,762
Closed-End Fund	166,926	—	—	166,926
Exchange-Traded Fund	139,641	—	—	139,641
Total investments in securities	$67,944,610	$8,426,921	$—	$76,371,531

As of August 31, 2015, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$143,290	$—	$—	$143,290

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the investment.

Refer to each Fund’s Schedule of Investments for additional industry information.  Transfers between levels are recognized at the end of the reporting period.  During the period ended August 31, 2015, the Short Duration Bond Fund recognized no transfers between levels.  As of August 31, 2015, the Strategic Dividend Income Fund transferred two securities with a total market value of $541,833 out of Level 2 into Level 1 due to a change from mean to a close price.  As of August 31, 2015, the Strategic Dividend Income Fund transferred one security with a total market value of $393,439 out of Level 1 into Level 2 due to a change from a close to mean price.  As of August 31, 2015, the Funds did not hold any Level 3 securities.

4.  DERIVATIVES TRANSACTIONS

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts,

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information – The average monthly market values of written options during the period ended August 31, 2015, was $0 and $1,380 for the Short Duration Bond Fund and Strategic Dividend Income Fund, respectively. The average monthly notional amount of long futures contracts during the period ended August 31, 2015 was $1,338,189 and $172,598 for the Short Duration Bond Fund and Strategic Dividend Income Fund, respectively.  The average monthly notional amount of short futures contracts during the period ended August 31, 2015 was $(1,640,634) and $0 for the Short Duration Bond Fund and Strategic Dividend Income Fund, respectively.

Transactions in written options contracts for the period ended August 31, 2015, are as follows:

	Short Duration Bond Fund		Strategic Dividend Income Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Beginning Balance	—	$—	—	$—
Options written	—	—	(43)	(6,106)
Options closed	—	—	—	—
Options expired	—	—	—	—
Option exercised	—	—	43	6,106
Outstanding at August 31, 2015	—	$—	—	$—

As of August 31, 2015, the Short Duration Bond Fund held 8 interest future contracts for delivery in December 2015 and 9 short interest future contracts for delivery in December 2015. The Short Duration Bond Fund has recorded a net unrealized gain of $1,332 as of August 31, 2015, related to these contracts.  As of August 31, 2015, the Strategic Dividend Income Fund had 13 equity contracts for delivery in September 2015.  The Strategic Dividend Income Fund has recorded an unrealized gain of $143,290 as of August 31, 2015, related to these contracts.

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of August 31, 2015 on the Statement of Assets and Liabilities:

Short Duration Bond Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Interest Rate Contracts – Futures	futures contracts	$1,332	futures contracts	$—
Total		$1,332		$—

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

Strategic Dividend Income Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Equity Contracts – Futures	futures contracts	$143,290	futures contracts	$—
Total		$143,290		$—

The effect of Derivative Instruments on the Statements of Operations for the period ended August 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Short Duration Bond Fund		Strategic Dividend Income Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Written Options	Futures	Written Options
Interest Rate Contracts	$1,875	$—	$—	$—
Equity Contracts	—	—	(206,222)	—
Total	$1,875	$—	$(206,222)	$—

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Short Duration Bond Fund		Strategic Dividend Income Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Written Options	Futures	Written Options
Interest Rate Contracts	$1,332	$—	$—	$—
Equity Contracts	—	—	143,290	—
Total	$1,332	$—	$143,290	$—

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of August 31, 2015.

Advantus Short Duration Bond Fund

Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
	Gross	Offset in	Presented
	Amounts of	Statement of	in Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
	Assets	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts	$250	$—	$250	$—	$—	$250

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

Advantus Strategic Dividend Income Fund

Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
	Gross	Offset in	Presented
	Amounts of	Statement of	in Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
	Assets	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts	$26,000	$—	$26,000	$—	$—	$26,000

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of August 31, 2015, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Short Duration Bond Fund	0.35%
Strategic Dividend Income Fund	0.75%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) based upon the average daily net assets of the Funds do not exceed the following annual rates:

Fund	Investor Class	Institutional Class
Short Duration Bond Fund	0.70%	0.45%
Strategic Dividend Income Fund	1.20%	0.95%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect through at least December 31, 2016.  During the period ended August 31, 2015, the Adviser did not recoup any previously waived fees.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	8/31/2016	8/31/2017	8/31/2018
Short Duration Bond Fund	$—	$—	$157,852
Strategic Dividend Income Fund	131,161	87,230	98,887

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and chief compliance officer services for the periods ended August 31, 2015 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

6.  DISTRIBUTION COSTS

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  Payments made pursuant to the Plan will represent reimbursement for distribution and service activities.  For the periods ended August 31, 2015, the Funds incurred the following expenses pursuant to the plan:

Fund	Amount
Short Duration Bond Fund	$82
Strategic Dividend Income Fund	$389

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

7.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Short Duration Bond Fund	Strategic Dividend Income Fund
	For the Period
	Inception through	Year Ended	Year Ended
	August 31,	August 31,	August 31,
	2015(1)(2)	2015(3)	2014
Investor Class:
Shares sold	9,960	35,615	—
Shares issued to holders
in reinvestment of dividends	43	606	—
Shares redeemed	—	(833)	—
Increase in Investor Class
shares outstanding	10,003	35,388	—
Institutional Class:
Shares sold	4,031,771	160,597	1,263,804
Shares issued to holders
in reinvestment of dividends	35,901	256,997	199,181
Shares redeemed	(20,970)	(487,578)	(95,001)
Increase (decrease) in Institutional Class
shares outstanding	4,046,702	(69,984)	1,367,984
Net increase (decrease) in shares outstanding	4,056,705	(34,596)	1,367,984

(1)	Inception date of the Short Duration Bond Fund’s Investor Class was May 1, 2015.
(2)	Inception date of the Short Duration Bond Fund’s Institutional Class was December 16, 2014.
(3)	Inception date of the Strategic Dividend Income Fund’s Investor Class was December 16, 2014.

8.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the periods ended August 31, 2015, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$36,993,333	$34,685,673	$41,403,016	$ 4,390,588
Strategic Dividend Income Fund	$ —	$ 368,140	$59,533,389	$60,691,725

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

9.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at August 31, 2015 were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
Fund	Appreciation	Depreciation	Depreciation	Tax Cost
Short Duration Bond Fund	$61,111	$(179,918)	$(118,807)	$40,433,806
Strategic Dividend Income Fund	3,578,313	(5,220,233)	(1,641,920)	78,013,451

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of wash sale losses and tax partnership basis adjustments outstanding for the Strategic Dividend Income Fund.

At August 31, 2015, the most recently completed fiscal year end, components of distributable earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Depreciation	Earnings
Short Duration Bond Fund	$789	$—	$(20,017)	$(118,807)	$(138,035)
Strategic Dividend Income Fund	1,756,615	2,175,773	—	(1,641,920)	2,290,468

As of August 31, 2015, the Funds had no capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, 2014, respectively. For the taxable year ended August 31, 2015, the Short Duration Bond Fund deferred, on a tax basis, post-October losses of $20,017. The Strategic Dividend Income Fund did not defer any qualified late year losses.

For the period ended August 31, 2015, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Short Duration Bond Fund	$360,310	$—	$360,310
Strategic Dividend Income Fund	3,987,034	1,423,220	5,410,254

For the period ended August 31, 2014, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Short Duration Bond Fund	$—	$—	$—
Strategic Dividend Income Fund	3,704,090	—	3,704,090

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates long term capital gain dividends pursuant to Sec. 852(b)(3)(C).

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2015

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2015, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Short Duration Bond Fund	Minnesota Life Insurance Company	74.3%
Strategic Dividend Income Fund	Minnesota Life Insurance Company	30.8%
Strategic Dividend Income Fund	Comerica Bank (FBO)	28.1%
Strategic Dividend Income Fund	Wells Fargo Bank (FBO)	25.7%

11. SUBSEQUENT EVENTS

Effective September 28, 2015, the Strategic Dividend Income Fund’s Investor Class was re-designated as Class A shares.  The re-designated Class A shares will impose a maximum 5.00% front-end sales load on purchases (as a percentage of the offering price) made on and after September 28, 2015.  No other changes will apply to the fees and expenses table.

On September 29, 2015, the Strategic Dividend Income Fund paid an income distribution to the Class A in the amount of $2,916 or $0.0836 per share and to the Institutional Class in the amount of $648,178 or $0.0900 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

ADVANTUS FUNDS

Report of Independent Public Accounting Firm

To the Shareholders of Advantus Funds and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and open futures contracts, of Advantus Funds comprising Advantus Short Duration Bond Fund and Advantus Strategic Dividend Income Fund (the “Funds”), each a series of Managed Portfolio Series, as of August 31, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the period December 16, 2014 (commencement of operations) to August 31, 2015, for Advantus Short Duration Bond Fund and the related statements of operations and changes in net assets, and the financial highlights for the year ended August 31, 2015, for Advantus Strategic Dividend Income Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets and the financial highlights for the periods ended prior to August 31, 2015, were audited by other auditors whose report dated October 28, 2014, expressed an unqualified opinion on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Advantus Funds as of August 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cleveland, Ohio
October 29, 2015

ADVANTUS FUNDS

Additional Information (Unaudited)
August 31, 2015

Trustees and Officers

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite	26	Partner, Locke Lord LLP	Director, WellCare
615 E. Michigan St.		Term; Since		(a law firm) (2011-Present);	Health Plans, Inc.
Milwaukee, WI 53202		April 2011		Partner, Cooley LLP	(2013-Present);
Age: 66				(a law firm) (2007-2011);	Director, Regional
				Commissioner, U.S.	Management Corp.
				Securities and Exchange	(2012-Present).
Commission (2002-2007).

David A. Massart	Trustee	Indefinite	26	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Next Generation Wealth	(8 Portfolios)
Age: 48	Committee			Management, Inc.	(2012-Present).
	Chairman			(2005-Present).

Leonard M. Rush, CPA	Trustee	Indefinite	26	Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Robert W. Baird & Co.	ETF Series Solutions
Milwaukee, WI 53202	Audit	April 2011		Incorporated (2000-2011).	(8 Portfolios)
Age: 69	Committee				(2012-Present);
	Chairman				Director,
Anchor Bancorp
Wisconsin, Inc.
(2011-2013).

David M. Swanson	Trustee	Indefinite	26	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Partner, SwanDog Strategic	ALPS Variable
Milwaukee, WI 53202		April 2011		Marketing, LLC	Investment Trust
Age: 58				(2006-Present);	(9 Portfolios)
				Executive Vice President,	(2006-Present).
Calamos Investments
(2004-2006).
Interested Trustee

Robert J. Kern*	Chairperson	Indefinite	26	Executive Vice President,	None
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Age: 56

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
August 31, 2015

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term, Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2002 -Present).
Age: 58	Executive
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Age: 49	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Age: 42	Financial
Officer

Jeanine Bajczyk	Secretary	Indefinite	N/A	Senior Vice President and	N/A
615 E. Michigan St.		Term; Since		Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202		August 2015		Services, LLC (2006-Present).
Age:50

Mark Quade, Esq.	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Secretary	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		June 2015		LLC (2013-Present);
Age: 33				Law Clerk U.S. Bancorp
(2012-2013); J.D. Candidate,
University of Minnesota
Law School (2010-2013).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Age: 42

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
August 31, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 4.24% and 18.42% for the Short Duration Bond Fund and Strategic Dividend Income Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2015 was 4.24% and 15.17% for the Short Duration Bond Fund and Strategic Dividend Income Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Funds was 0% and 49.70% for the Short Duration Bond Fund and Strategic Dividend Income Fund, respectively.

ADVANTUS FUNDS

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert St. North
St. Paul, MN 55101-2098

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended August 31, 2015 and August 31, 2014, the Fund’s principal accountant was Cohen Fund Audit Services and Ernst & Young, respectively. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2015	FYE 8/31/2014
Audit Fees	$29,500	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$2,400
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services and Ernst & Young, respectively, applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 8/31/2015	FYE 8/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date     November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date     November 5, 2015

By (Signature and Title)* /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, Treasurer

Date     November 5, 2015

* Print the name and title of each signing officer under his or her signature.